FIRST AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT
First Amendment to Revolving Credit and Security Agreement, dated the 10th day of December, 2015, by and among Zochem Inc., a corporation incorporated pursuant to the Canada Business Corporations Act (the “Borrower”), the Guarantors (as defined in the Credit Agreement (as hereinafter defined)), the financial institutions which are now or which hereafter become a party hereto (collectively, the “Lenders” and individually a “Lender”) and PNC Bank, National Association (“PNC”), as agent for the Lenders (PNC, in such capacity, the “Agent”) (the "First Amendment").
W I T N E S S E T H:
WHEREAS, the Borrower, the Guarantors party thereto, the Lenders party thereto, and the Agent entered into that certain Revolving Credit and Security Agreement, dated April 29, 2014, (as amended, modified, supplemented or restated from time to time, the "Credit Agreement"), pursuant to which, among other things, the Lenders and the Agent agreed to extend credit to the Borrower; and
WHEREAS, the Borrower and the Guarantors desire to amend certain provisions of the Credit Agreement and the Agent and the Lenders desire to permit such amendments pursuant to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:
1.All capitalized terms used herein which are defined in the Credit Agreement shall have the same meaning herein as in the Credit Agreement unless the context clearly indicates otherwise.
2.    Section 1.1 of the Credit Agreement is hereby amended by inserting the following defined term in the appropriate alphabetical order:
“Cash Collateralize” means to pledge and deposit with or deliver to the Agent, for the benefit of the Issuer and the Lenders, as collateral for the Maximum Undrawn Amount for the outstanding Letters of Credit, cash or deposit account balances pursuant to documentation satisfactory to Agent and the Issuer (which documents are hereby consented to by the Lenders). Such cash collateral shall be maintained in blocked, interest-bearing deposit accounts at the Agent.

3.    The definition of "Collateral" contained in Section 1.1 of the Credit Agreement is hereby amended by: (1) deleting the "and" at the end of subsection (h); (2) deleting the "." at the end of subsection (i) and inserting in its stead "; and"; and (3) inserting the following new subsection (j):

(j)	any cash collateral referred to in the definition of Cash Collateralize or in Section 3.2 hereof.

4.    Section 2.11 of the Credit Agreement is hereby deleted in its entirety and in its stead is inserted the following:

(a)
Borrower may request Agent to issue or cause the issuance of a Letter of Credit by delivering to Agent at the Payment Office, prior to 12:00 p.m., at least five (5) Business Days’ prior to the proposed date of issuance, Agent’s form of Letter of Credit Application (the “Letter of Credit Application”) completed to the satisfaction of Agent; and, such other certificates, documents and other papers and information as Agent may reasonably request. Borrower also has the right to give instructions and make agreements with respect to any application, any applicable letter of credit and security agreement, any applicable letter of credit reimbursement agreement and/or any other applicable agreement, any letter of credit and the disposition of documents, disposition of any unutilized funds, and to agree with Agent upon any amendment, extension or renewal of any Letter of Credit.

(b)
Each Letter of Credit shall, among other things, (i) provide for the payment of sight drafts, other written demands for payment, or acceptances of usance drafts when presented for honour thereunder in accordance with the terms thereof and when accompanied by the documents described therein and (ii) have an expiry date not later than twenty-four (24) months after such Letter of Credit’s date of issuance and in no event later than the last day of the Term. Notwithstanding the foregoing, the expiry date of a Letter of Credit may be up to one (1) year later than the last day of the Term if the Loan Parties Cash Collateralize each such Letter of Credit having an expiry date later than the last day of the Term on or before the thirtieth (30th) day prior to the last day of the Term. Each standby Letter of Credit shall be subject either to the Uniform Customs and Practice for Documentary Credits as most recently published by the International Chamber of Commerce at the time a Letter of Credit is issued (the “UCP”) or the International Standby Practices (International Chamber of Commerce Publication Number 590) (the “ISP98 Rules”), or any subsequent revision thereof at the time a standby Letter of Credit is issued, as determined by Agent, and each trade Letter of Credit shall be subject to the UCP.

(c)	Agent shall use its reasonable efforts to notify Lenders of the request by Borrower for a Letter of Credit hereunder.

(d)
If the Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an Letter of Credit Borrowing, or (ii) if, on the last day of the Term, any Letter of Credit for any reason remains outstanding, Borrower shall immediately Cash Collateralize the Maximum Undrawn Amount of all outstanding Letters of Credit. Borrowers hereby grant to Agent, for the benefit of the Issuer and the Lenders, a security interest in all cash collateral pledged pursuant to this Section or otherwise under this Agreement.

5.    The second (2nd) paragraph of Section 3.2 of the Credit Agreement is hereby deleted in its entirety and in its stead is inserted the following:
On demand upon (i) the occurrence and during the continuance of an Event of Default or (ii) the expiration of the Term or any other termination of this Agreement, Borrower will cause cash to be deposited and maintained in an account with Agent, as cash collateral, in an amount equal to one hundred five percent (105%) of the Maximum Undrawn Amount of all outstanding Letters of Credit, and the Borrower hereby irrevocably authorizes Agent, in its discretion, on the Borrower’s behalf and in the Borrower’s name, to open such an account and to make and maintain deposits therein, or in an account opened by the Borrower, in the amounts required to be made by the Borrower, out of the proceeds of Receivables or other Collateral or out of any other funds of the Borrower coming into any Lender’s possession at any time. Agent will invest such cash collateral (less applicable reserves) in such short-term money-market items as to which Agent and the Borrower mutually agree and the net return on such investments shall be credited to such account and constitute additional cash collateral. The Borrower may not withdraw amounts credited to any such account except upon the occurrence of all of the following: (x) payment and performance in full of all Obligations, (y) expiration of all Letters of Credit and (z) termination of this Agreement.
6.    Article 15 of the Credit Agreement is hereby amended by adding the following Section 15.20
15.20 Power of Attorney.

THE BORROWER ACKNOWLEDGES AND AGREES THAT (A) THIS AGREEMENT CONTAINS ONE OR MORE PROVISIONS AUTHORIZING THE AGENT OR OTHER PERSONS, AS APPLICABLE (THE AGENT AND SUCH OTHER PERSONS, ACTING IN SUCH CAPACITY, ARE EACH AN "AUTHORIZED PERSON"), TO ACT AS THE BORROWER'S ATTORNEY-IN-FACT OR AGENT (COLLECTIVELY THE "POWER OF ATTORNEY"); (B) THE PURPOSE OF THE POWER OF ATTORNEY IS TO GIVE EACH AUTHORIZED PERSON BROAD POWERS TO TAKE ANY ACTION WHICH ANY AUTHORIZED PERSON MAY DEEM NECESSARY OR ADVISABLE TO ACCOMPLISH THE PURPOSES HEREOF AND OTHERWISE ACT IN THE NAME OF THE BORROWER; (C) THE POWER OF ATTORNEY IS COUPLED WITH AN INTEREST AND, AS SUCH, ANY AUTHORIZED PERSON, IN EXERCISING ANY OF ITS RIGHTS UNDER THE POWER OF ATTORNEY IS NOT A FIDUCIARY OF THE BORROWER; (D) ANY AUTHORIZED PERSON MAY EXERCISE ANY OF ITS RIGHTS UNDER THE POWER OF ATTORNEY FOR THE SOLE BENEFIT OF SUCH AUTHORIZED PERSON, WITHOUT REGARD TO THE INTERESTS OF THE BORROWER; (E) THE POWER OF ATTORNEY SHALL IN NO WAY BE CONSTRUED AS TO BENEFIT THE BORROWER; (F) NO AUTHORIZED PERSON SHALL HAVE ANY DUTY TO EXERCISE ANY POWERS GRANTED BY THE POWER OF ATTORNEY FOR THE BENEFIT OF THE BORROWER OR IN THE BORROWER'S BEST INTEREST; (G) NO AUTHORIZED PERSON SHALL HAVE ANY DUTY OF LOYALTY TO THE BORROWER; (H) EACH AUTHORIZED PERSON SHALL, TO THE EXTENT EXERCISABLE, EXERCISE ANY AND ALL POWERS GRANTED BY THE POWER OF ATTORNEY SOLELY FOR THE BENEFIT OF SUCH AUTHORIZED PERSON; (I) ANY RIGHTS THE BORROWER MAY HAVE UNDER 20 PA.C.S. §§ 5601 - 5612, AS AMENDED (THE "POA ACT") ARE HEREBY FOREVER WAIVED AND RELINQUISHED; (J) WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, (i) THE POWER OF ATTORNEY SHALL NOT BE CONSTRUED IN ACCORDANCE WITH THE PROVISIONS OF THE POA ACT, AND (ii) NO AUTHORIZED PERSON SHALL HAVE ANY OF THE DUTIES DESCRIBED IN 20 PA.C.S. § 5601.3(B); (K) THE POWER OF ATTORNEY IS IRREVOCABLE; AND (L) THE BORROWER HAS READ AND UNDERSTANDS THE POWER OF ATTORNEY. ALL POWER OF ATTORNEY GRANTED UNDER THIS AGREEMENT SHALL ONLY BE EXERCISABLE BY AN AUTHORIZED PERSON IN ACCORDANCE WITH THE TERMS, CONDITIONS AND PROVISIONS OF THIS AGREEMENT.

7.    The provisions of Sections 2 through 6 of this First Amendment shall not become effective until the Agent has received the following items, each in form and substance acceptable to the Agent and its counsel:
(a)    this First Amendment, duly executed by the Borrower, the Guarantor, the Lenders, and the Agent;
(b)    payment by the Borrower of all fees and expenses owed to the Agent and the Agent's counsel in connection with this First Amendment; and
(c)    such other documents as may be reasonably requested by the Agent.
8.    The Loan Parties hereby reconfirm and reaffirm all representations and warranties, agreements and covenants made by and pursuant to the terms and conditions of the Credit Agreement, except as such representations and warranties, agreements and covenants may have heretofore been amended, modified or waived in writing in accordance with the Credit Agreement or as set forth in this First Amendment and except any such representations or warranties made as of a specific date or time, which shall have been true and correct in all material respects as of such date or time.
9.    The Loan Parties acknowledge and agree that each and every document, instrument or agreement which at any time has secured payment of the Obligations including, but not limited to, the Credit Agreement, the General Security Agreement, the Guaranty, the Pledge Agreement and the IP Security Agreement continue to secure prompt payment when due of the Obligations.
10.    The Loan Parties hereby represent and warrant to the Lenders and the Agent that (i) the Loan Parties have the legal power and authority to execute and deliver this First Amendment; (ii) the officers of the Loan Parties executing this First Amendment have been duly authorized to execute and deliver the same and bind the Loan Parties with respect to the provisions hereof; (iii) the execution and delivery hereof by the Loan Parties and the performance and observance by the Loan Parties of the provisions hereof and of the Credit Agreement and all documents executed or to be executed therewith, do not violate or conflict with the organizational documents of the Loan Parties or any law applicable to the Loan Parties or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against the Loan Parties and (iv) this First Amendment, the Credit Agreement and the documents executed or to be executed by the Loan Parties in connection herewith or therewith constitute valid and binding obligations of the Loan Parties in every respect, enforceable in accordance with their respective terms.
11.    The Loan Parties represent and warrant that (i) no Event of Default exists under the Credit Agreement, nor will any occur as a result of the execution and delivery of this First Amendment or the performance or observance of any provision hereof; and (ii) they presently have no claims or actions of any kind at law or in equity against the Lenders, the Agent or the Issuer arising out of or in any way relating to the Credit Agreement or the Other Documents.
12.    Each reference to the Credit Agreement that is made in the Credit Agreement or any other document executed or to be executed in connection therewith shall hereafter be construed as a reference to the Credit Agreement as amended hereby.
13.    The agreements contained in this First Amendment are limited to the specific agreements contained herein. Except as amended hereby, all of the terms and conditions of the Credit Agreement and the Other Documents shall remain in full force and effect. This First Amendment amends the Credit Agreement and is not a novation thereof.
14.    This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed to be an original, but all such counterparts shall constitute but one and the same instrument.
15.    This First Amendment shall be governed by, and shall be construed and enforced in accordance with, the Laws of the Commonwealth of Pennsylvania without regard to the principles of conflicts of law thereof. The Loan Parties hereby consent to the jurisdiction and venue of any federal or state court located in the Commonwealth of Pennsylvania with respect to any suit arising out of or mentioning this First Amendment.
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IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto, have caused this First Amendment to be duly executed by their duly authorized officers on the day and year first above written.

BORROWER: Zochem Inc.
By:	/s/ Robert D. Scherich
Name: Robert D. Scherich
Title: Vice President and Chief Financial Officer
GUARANTOR: Horsehead Holding Corp.
By:	/s/ Robert D. Scherich
Name: Robert D. Scherich
Title: Vice President and Chief Financial Officer

AGENT AND LENDERS: PNC Bank National Association, as Agent and as Lender
By:	/s/ Douglas Hoffman
Name: Douglas Hoffman
Title: Vice President

ACKNOWLEDGMENT

STATE/COMMONWEALTH OF ___________________    )
            )    SS:
COUNTY OF _________________            )
On this, the ____ day of December, 2015, before me, a Notary Public, the undersigned officer, personally appeared ________________, who acknowledged himself/herself to be the ______________ of Zochem, Inc., a corporation incorporated pursuant to the Canada Business Corporations Act (the "Company"), and that he/she as such officer, being authorized to do so, executed the foregoing document for the purposes therein contained by signing the name of the Company as such officer.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

______________________________
Notary Public

My Commission Expires:

ACKNOWLEDGMENT

STATE/COMMONWEALTH OF ___________________    )
            )    SS:
COUNTY OF _________________            )
On this, the ____ day of December, 2015, before me, a Notary Public, the undersigned officer, personally appeared ________________, who acknowledged himself/herself to be the ______________ of Horsehead Holding Corp., a Delaware corporation (the "Company"), and that he/she as such officer, being authorized to do so, executed the foregoing document for the purposes therein contained by signing the name of the Company as such officer.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

______________________________
Notary Public

My Commission Expires: